SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 29, 2004

TRIUMPH GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(610) 251-1000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Number	Description of Document

99.1	Press Release dated January 29, 2004

Item 12.  Results of Operations and Financial Condition.

On January 29, 2004, Triumph Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended December 31, 2004 and conducted a conference call on January 30, 2004 to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•              On a year-to-date basis, sales mix was as follows: commercial was 44% (compared to 41% in the prior year), military was 32% (compared to 32% in the prior year), regional jets were 6% (compared to 5% in the prior year), business jets were 7% (compared to 9% in the prior year) and other was 11% (compared to 13% in the prior year).

•              Backlog at December 31, 2003 was $495 million, up from $486 million at March 31, 2003  versus $378 million at March 31, 2002.  The top ten programs represented in the backlog were the 737, 777, C-17, 747, A-320, F-18, 767, F-15, CRJ and CH-53 programs, respectively.

•              OEM sales revenue by program was 19% for Boeing commercial, 11% for Boeing military and 5% for Airbus.  Boeing commercial, military and space accounted for 23% of the Net Sales for the three months ended December 31, 2003.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Statements which are not historical facts, including statements regarding future demand for Triumph’s commercial aviation products, revenue and earnings expectations for Triumph’s IGT business and aerospace OEM and aftermarket businesses and the ability to achieve earnings within any particular range, are forward-looking statements under the provisions of the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve risks and uncertainties, including statements regarding the outlook for continued opportunities for future growth.  Triumph wishes to caution readers that several important factors could affect Triumph’s actual results and could cause its actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Triumph.  Further information regarding the important factors that could cause actual results to differ from projected results can be found in Triumph’s reports filed with the SEC, including our Form 10-K for the year ended March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2004	TRIUMPH GROUP, INC.

	By:	/s/ John Bartholdson
John Bartholdson
Senior Vice President, Chief Financial Officer

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 29, 2004.